UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 4, 2004

                           GENERAL BEARING CORPORATION
             (Exact name of registrant as specified in its charter)

                          ----------------------------

         Delaware                        0-22053                 13-2796245
(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

               (Address of principal executive offices) (Zip Code)
      44 High Street               West Nyack, New York             10994

                                  845-358-6000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

      (a)(1) (i) On June 1, 2004, the partners of Urbach Kahn & Werlin LLP ("Urbach"), the Company's independent auditors, announced that they were joining UHY LLP ("UHY"), a newly-formed New York limited liability partnership. UHY is comprised of the partners of four accounting firms with offices in seven states. UHY is a legal entity that is separate from Urbach. Urbach has notified the Company of its intention to cease providing audit services for public companies, and accordingly on October 4, 2004 resigned as the independent auditors of the Company. Following Urbach's resignation, the Company appointed UHY as its independent auditor.

      (ii) None of the reports of Urbach on the Company's financial statements for either of the past two fiscal years ended January 3, 2004 and December 28, 2002 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

      (iii) The decision to change principal accountants was approved by the Audit Committee of the Company's Board of Directors.

      (iv) During the Company's two most recent fiscal years ended January 3, 2004 and December 28, 2002 and any subsequent interim periods from January 4, 2004 through October 4, 2004, there were no disagreements between the Company and Urbach on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Urbach, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

      The Company has provided Urbach with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Current Report on Form 8-K. The Company requested that Urbach deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. A copy of the letter of Urbach is filed as Exhibit 16 to this Current Report on Form 8-K.

      (b) On October 5, 2004, the Company engaged UHY as the Company's independent public accountant for the Company's fiscal year ending January 1, 2005 and the remaining interim period prior to such year-end. During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with UHY regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the limited liability partnership of UHY provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim periods, the Company has not consulted with the limited liability partnership of UHY on any matter that was the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

      Exhibits.

      *16.1 Letter, dated October 5, 2004, from Urbach Kahn & Werlin LLP to the
            Securities and Exchange Commission.

      16.2 Letter, dated October 12, 2004, from Urbach Kahn & Werlin LLP to the Securities and Exchange Commission.

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      * Previously filed on Form 8-K dated October 5, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2004                        General Bearing Corporation


                                              By: /s/ David L. Gussack
                                                  ------------------------------
                                                  Name: David L. Gussack
                                                  Title: Chief Executive Officer